UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 29, 2008

ITRONICS INC.

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                                       Texas                                      33-18582                                 75-2198369

                      (State or other jurisdiction                   (Commission File                            (IRS Employer

                             of incorporation)                                Number)                                 Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada               89509

                  (Address of Principal Executive Offices)                                      Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

In October 2008, we issued an aggregate of 60,000,000 shares of common stock valued at $90,000 to John W. Whitney, our President, upon conversion of accrued interest on his deferred salary. In October 2008 we also issued an aggregate 375,000 and 936,784 shares of common stock valued at $1,500 each to Dr. Whitney as compensation for services performed on our behalf in his capacity as a director of our Company for the second and third quarters of 2008, respectively

In October 2008, we issued an aggregate of 20,000 shares of common stock valued at $56 to one employee as compensation for services performed on our behalf in his capacity as an employee of our Company for the second and third quarters of 2008.

In October 2008 we issued an aggregate 12,093,787 common shares to three accredited investors in payment of $20,800 principal on the Series 2000 Convertible Notes (the "Notes"). These investors agreed to extend Notes totaling $130,000 in principal and $190,239 in accrued interest and received one year warrants to acquire 13,000,000 common shares at $0.005 per share.

In October 2008 we issued an aggregate 50,000,000 common shares each, valued at $80,000 each, to Qualico Capital Group and Scirocco Enterprises Ltd. Pursuant to a six month agreement for the two parties to provide investor relations services.

All of the above offerings and sales were deemed to be exempt under rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, business associates of Itronics Inc. or executive officers of Itronics Inc., and transfer was restricted by Itronics Inc. in accordance with the requirements of the Securities Act. In addition to representations by the above-referenced persons, we have made independent determinations that all of the above-referenced persons were accredited or sophisticated investors, and that they were capable of analyzing the merits and risks of their investment, and that they understood the speculative nature of their investment. Furthermore, all of the above-referenced persons were provided with access to our Securities and Exchange Commission filings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: November 4, 2008                                                      By: /S/ John W. Whitney

                                                                                                John W. Whitney

                                                                                                President, Treasurer and Director

                                                                                                (Principal Executive and Financial

                                                                                                Officer)